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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       January 27, 1998 (January 26, 1998)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                             PHILIP SERVICES CORP.
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             (Exact name of Registrant as specified in its charter)


                 Ontario                 0-20854         Not Applicable
      -----------------------------  ----------------  -------------------
      (State or other jurisdiction)  (Commission File    (IRS Employer
            of incorporation)             Number)      Identification No.)


  100 King Street West, P.O. Box 2440, LCD1, Hamilton, Ontario, Canada L8N 4J6
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     (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (905) 521-1600

                                      n/a
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

On January 26, 1996, Philip Services Corp. (the "Company") announced its strategic plan for 1998, including a number of initiatives that will support the integration and consolidation of the more than 39 companies which the Company has acquired over the past two years. In conjunction with these various initiatives, the Company will record a one time year end charge to earnings of between US $250 million and US $275 million, which on an after tax basis, is between US $175 million to US $200 million. This one-time charge will be comprised of two items. One item will be in the form of a restructuring charge, which on an after tax basis will amount to between US $100 million and US $120 million. This restructuring charge includes a write-down of goodwill, which makes up 60% to 70% of this charge, severance payments, relocation costs and a variety of other items.

The second component of the charge, which in total is estimated to be between US $75 million to US $80 million after tax, relates to a physical inventory adjustment of approximately US $60 million after tax. This involves the difference between book inventory and physical inventory, primarily in the Company's yard copper business at two Hamilton facilities. These operations involve the purchase of low grade copper scrap, which is processed and sold to smelters, refineries and overseas markets. The Company continues to review with its auditors the difference between book and physical inventory. The remainder of this component of the charge relates to trading losses and charges relating to a market revaluation of inventory held for resale by the Metals Services Group.

A more complete description of these initiatives are set forth in Exhibits 99.1 and 99.2 to this report, which is incorporated herein by reference.




Exhibit Number                        Description

    99.1                  Press release dated January 26, 1998

    99.2                  Press release dated January 27, 1998




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                              PHILIP SERVICES CORP.


                         By:  /s/ Colin H. Soule
                              ------------------------
                              Executive Vice President
                                and General Counsel

Dated: January 27, 1998

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                                 EXHIBIT INDEX



Exhibit Number                    Description

    99.1              Press release dated January 26, 1998

    99.2              Press release dated January 27, 1998

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